Exhibit 10.2

FORM OF AMENDMENT #1 TO THE SHARE EXCHANGE AGREEMENT DATED JULY 21, 2021

THIS AMENDMENT #1 (the “Amendment”) TO THE SHARE EXCHANGE AGREEMENT dated July 21, 2021, is made effective as of July 16, 2021, by and between (i) C-Bond Systems, Inc. a Colorado corporation (the “Company”); (ii) Mobile Tint LLC, a Texas limited liability company (“Mobile”), (iii) the sole member of Mobile as set forth on the signature page hereto (the “Mobile Shareholder”) and (iv) Michael Wanke as the representative of the Mobile Shareholder (the “Shareholder Representative”).

BACKGROUND

A.       The Company, Mobile, Mobile Shareholder, and Shareholder Representative are the parties to that certain share exchange agreement dated June 30, 2021 (the “SEA”); and

B.       The Parties desire to amend the SEA as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.       The first sentence of Section 2.08(a) of the SEA shall be replaced with the following:

“(a) For U.S. federal income tax purposes, the Exchange and the Additional Closing (if exercised) are intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code and the Treasury Regulations promulgated thereunder.”

2.       The reference to “July 16, 2021” in the definition of “Termination Date” in the SEA shall be replaced with “July 21, 2021”.

3.       The definition of “Total EBIT Value” shall mean Mobile’s net income, before income tax expense and interest expense have been deducted, for the period beginning on July 1, 2021 and ending on June 30, 2023, plus fifty percent (50%) of the Mobile Shareholder’s Base Salary (as defined in that certain Executive Employment Agreement dated July 21, 2021, between the Mobile Shareholder and the Company).

4.       This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the SEA. Except as specifically modified hereby, all of the provisions of the SEA, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

[signature page to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

C-Bond Systems, Inc.

By:
Name:	Scott Silverman
Title:	Chief Executive Officer

Mobile Tint LLC

By:
Name:	Michael Wanke
Title:	Sole Member

Shareholder Representative

By:
Name:	Michael Wanke

Shareholder:

By:
Name:	Michael Wanke

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